UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Broadway, Suite 950, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 697-5200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of a Director

On June 1, 2016, Christopher S. Shackelton, a Managing Director of Coliseum Capital Management, LLC (“Coliseum”), was re-elected to the board of directors (the “Board”) of BioScrip, Inc. (the “Company”) pursuant to a written consent of Coliseum Capital Partners, L.P., Coliseum Capital Partners II, L.P., and Blackwell Partners, LLC, Series A, (collectively, the “PIPE Investors”). The PIPE Investors are affiliates of Coliseum and hold a majority in voting power of the outstanding shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”).

In accordance with the Certificate of Designations of the Preferred Stock, so long as shares of the Preferred Stock represent at least 5% of the outstanding voting stock of the Company (on an as-converted into Common Stock basis), the holders of a majority in voting power of the outstanding shares of Preferred Stock are entitled to designate one member of the Board. The PIPE Investors took this action by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), Section 2.08 of the Amended and Restated By-laws of the Company (the “Bylaws”) and Section 5(c) of the Certificate of Designations of the Preferred Stock.

Mr. Shackelton will serve on the Company’s Management Development and Compensation Committee and Audit Committee. Mr. Shackelton’s term as director will run until the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). As a Managing Director of Coliseum and an affiliate of the PIPE Investors, Mr. Shackelton has an indirect interest in the shares of Preferred Stock and the Company warrants acquired by the PIPE Investors. Otherwise, Mr. Shackelton does not have a direct or indirect material interest in any transaction with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Shackelton will be entitled to receive any standard fees and other equity awards that the Company pays, or awards its independent directors.

The Company intends to provide notice of the above action taken by written consent to non-consenting holders of Preferred Stock who are entitled to receive such notice in accordance with Section 228(e) of the DGCL and Section 2.08 of the Bylaws. A copy of such notice, including the written consent, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the notice and written consent does not purport to be complete and is qualified in its entirety by reference to the full text attached hereto and incorporated herein by reference.

Amendment to the BioScrip, Inc. Amended and Restated 2008 Equity Incentive Plan

On June 1, 2016, at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of the Company approved the proposed amendment to the BioScrip, Inc. Amended and Restated 2008 Equity Incentive Plan (the “Plan”), as previously described in the Company’s 2016 definitive proxy materials, to increase by 700,000 shares the number of shares of the Company’s common stock in the aggregate that may be subject to awards granted to directors, from 800,000 to 1,500,000 shares. The amendment to the Plan had been previously approved, subject to stockholder approval, by the Board. The material terms of the Plan, as amended, are summarized in the Company’s 2016 definitive proxy materials filed with the Securities and Exchange Commission (collectively, the “Proxy Materials”), and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the text of the amendment to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 1, 2016, at the Annual Meeting, the stockholders of the Company (i) elected six directors to serve for one-year terms, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) as described above, approved an amendment to the Plan, and (iv) approved by an advisory non-binding vote the compensation paid to the Company’s named executive officers. The proposals are described in detail in the Proxy Materials.

On April 7, 2016, the record date for the Annual Meeting, 68,780,241 shares of Common Stock and 635,822 shares of Preferred Stock (representing 13,899,235 shares of Common Stock on an as-converted into Common Stock basis, with 625,000 shares of Preferred Stock each convertible into 21.876 shares of Common Stock, and another 10,822 shares of Preferred Stock each convertible into 20.933 shares of Common Stock) were outstanding, of which 71,166,983 were present at the Annual Meeting for purposes of establishing a quorum. The final results for the votes regarding each proposal are set forth below.

1.             Election of six directors, as set forth in the Proxy Materials, to each serve a one-year term expiring at the conclusion of the 2017 Annual Meeting or until their respective successors are duly elected and qualified:

Name	Votes FOR	Votes Withheld
Richard M. Smith	41,866,805	14,276,068
Michael G. Bronfein	55,516,915	625,958
David W. Golding	55,445,519	697,354
Michael Goldstein	55,080,990	1,061,883
Tricia H. Nguyen	41,913,678	14,229,195
R. Carter Pate	55,600,828	542,045

In addition, there were 15,024,110 broker non-votes for the election of directors.

2.             Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Votes FOR	Votes AGAINST	Abstentions
70,759,630	312,264	95,089

3.             Approval of an amendment to the Plan to increase the number of shares of Common Stock in the aggregate that may be subject to awards granted to directors by 700,000 shares, from 800,000 to 1,500,000 shares:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
53,394,843	2,416,626	331,403	15,024,111

4.             Approval, by advisory vote on a non-binding basis, of the compensation paid to the Company’s named executive officers:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
55,001,812	810,910	330,150	15,024,111

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: June 2, 2016	/s/ Kathryn M. Stalmack
	By:	Kathryn M. Stalmack
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Amendment to BioScrip, Inc. Amended and Restated 2008 Equity Incentive Plan, dated June 1, 2016.

99.1	Notice of Action without a Meeting of Holders of BioScrip, Inc. Series A Convertible Preferred Stock, dated June 1, 2016.